EXHIBIT 99.2
J.P. MORGAN CHASE & CO.
UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
(IN MILLIONS, EXCEPT PER SHARE DATA)


                                                    Third    Second     First       Fourth       Third        Second         First
                                                   Quarter   Quarter   Quarter      Quarter     Quarter       Quarter       Quarter
                                                    2000      2000       2000        1999         1999         1999          1999
                                                   ---------------------------------------------------------------------------------
INTEREST INCOME
Loans                                              $ 4,495   $4,119    $ 3,941      $ 3,872     $ 3,703       $ 3,569       $3,639
Securities                                           1,093    1,081      1,152        1,194       1,164         1,152        1,294
Trading Assets                                       1,855    1,753      1,517        1,441       1,369         1,343        1,279
Federal Funds Sold and Securities Purchased
      Under Resale Agreements                        1,070    1,065        948          737         746           734          799
Securities Borrowed                                    607      528        528          472         469           480          456
Deposits With Banks                                    180      176        212          245         256           240          265
Other Sources                                          123      136        142           97          72            68           52
                                                   ---------------------------------------------------------------------------------
           Total Interest Income                   $ 9,423   $8,858    $ 8,440      $ 8,058     $ 7,779       $ 7,586       $7,784
                                                   ---------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                           $ 2,765   $2,644    $ 2,507      $ 2,316     $ 2,198       $ 2,117       $2,214
Short-Term and Other Liabilities                     3,458    3,147      2,784        2,492       2,336         2,209        2,286
Long-Term Debt                                         857      773        735          687         686           690          691
                                                   ---------------------------------------------------------------------------------
           Total Interest Expense                  $ 7,080   $6,564    $ 6,026      $ 5,495     $ 5,220       $ 5,016       $5,191
                                                   ---------------------------------------------------------------------------------
NET INTEREST INCOME                                $ 2,343   $2,294    $ 2,414      $ 2,563     $ 2,559       $ 2,570       $2,593
Provision for Loan Losses                              298      328        342          429         353           283          381
                                                   ---------------------------------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION
      FOR LOAN LOSSES                              $ 2,045   $1,966    $ 2,072      $ 2,134     $ 2,206       $ 2,287       $2,212
                                                   ---------------------------------------------------------------------------------
NONINTEREST REVENUE
Trading Revenue                                    $ 1,455   $1,730    $ 1,971      $ 1,285     $   886       $ 1,329       $1,752
Investment Banking Fees                              1,013    1,107      1,191          884         884         1,042          707
Trust, Custody and Investment Management Fees          963      859        798          736         735           729          668
Credit Card Revenue                                    471      443        397          440         441           438          379
Other Fees and Commissions                             993      916      1,002          946         835           770          759
Private Equity Gains (Losses)                          (20)     459        674        1,614         698           525          310
Securities Gains (Losses)                               90       24         (3)        (235)        (51)          (36)         130
Other Revenue                                          415       67        325          205         152           343          345
                                                   ---------------------------------------------------------------------------------
           Total Noninterest Revenue               $ 5,380   $5,605    $ 6,355      $ 5,875     $ 4,580       $ 5,140       $5,050
                                                   ---------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries                                           $ 2,740   $2,543    $ 2,910      $ 2,257     $ 2,183       $ 2,255       $2,354
Employee Benefits                                      395      420        430          374         361           369          381
Occupancy                                              338      297        308          304         300           286          300
Technology and Communications                          632      574        580          579         538           529          533
Professional Services                                  275      281        282          291         245           238          238
Amortization of Intangibles                            157       92         93           86          78            84           81
Restructuring Costs                                     79       50          0           23           0             0            0
Other Expense                                          736      818        750          738         625           732          633
                                                   ---------------------------------------------------------------------------------
           Total Noninterest Expense               $ 5,352   $5,075    $ 5,353      $ 4,652     $ 4,330       $ 4,493       $4,520
                                                   ---------------------------------------------------------------------------------
INCOME BEFORE INCOME TAX EXPENSE                   $ 2,073   $2,496    $ 3,074      $ 3,357     $ 2,456       $ 2,934       $2,742
Income Tax Expense                                     675      863      1,086        1,155         827         1,037          969
                                                   ---------------------------------------------------------------------------------
NET INCOME                                         $ 1,398   $1,633    $ 1,988      $ 2,202     $ 1,629       $ 1,897       $1,773
                                                   ---------------------------------------------------------------------------------
NET INCOME APPLICABLE TO COMMON STOCK              $ 1,374   $1,607    $ 1,963      $ 2,177     $ 1,602       $ 1,870       $1,746
                                                   ---------------------------------------------------------------------------------
NET INCOME PER COMMON SHARE:
      Basic                                        $  0.73   $ 0.87    $  1.06      $  1.16     $  0.84       $  0.97       $ 0.90
      Diluted                                         0.69     0.83       1.01         1.10        0.80          0.93         0.86
Average Common Shares Outstanding
      Basic                                        1,893.3   1,853.1   1,853.0      1,880.1     1,903.9       1,926.4      1,941.4
      Diluted                                      1,983.4   1,939.2   1,945.1      1,971.4     1,994.9       2,019.1      2,034.6
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
                                                     Full           Full        Full
                                                     Year           Year        Year
                                                     1999           1998        1997
                                                 -------------------------------------
INTEREST INCOME
Loans                                              $ 14,783       $15,498      $14,950
Securities                                            4,804         5,072        4,585
Trading Assets                                        5,432         6,775        7,045
Federal Funds Sold and Securities Purchased
      Under Resale Agreements                         3,016         4,201        4,636
Securities Borrowed                                   1,877         2,129        1,814
Deposits With Banks                                   1,006           936          724
Other Sources                                           289           319          450
                                                 -------------------------------------
           Total Interest Income                   $ 31,207       $34,930      $34,204
                                                 -------------------------------------
INTEREST EXPENSE
Deposits                                           $  8,845       $ 9,663      $ 9,314
Short-Term and Other Liabilities                      9,323        12,612       12,534
Long-Term Debt                                        2,754         2,808        2,231
                                                 -------------------------------------
           Total Interest Expense                  $ 20,922       $25,083      $24,079
                                                 -------------------------------------
NET INTEREST INCOME                                $ 10,285       $ 9,847      $10,125
Provision for Loan Losses                             1,446         1,453          804
                                                 -------------------------------------
NET INTEREST INCOME AFTER PROVISION
      FOR LOAN LOSSES                              $  8,839       $ 8,394      $ 9,321
                                                 -------------------------------------
NONINTEREST REVENUE
Trading Revenue                                    $  5,252       $ 3,600      $ 3,460
Investment Banking Fees                               3,517         2,903        2,259
Trust, Custody and Investment Management Fees         2,868         2,473        2,164
Credit Card Revenue                                   1,698         1,474        1,088
Other Fees and Commissions                            3,310         2,792        2,565
Private Equity Gains (Losses)                         3,147         1,312        1,238
Securities Gains (Losses)                              (192)          469          314
Other Revenue                                         1,045           883          815
                                                 -------------------------------------
           Total Noninterest Revenue               $ 20,645       $15,906      $13,903
                                                 -------------------------------------
NONINTEREST EXPENSE
Salaries                                           $  9,049       $ 7,402      $ 7,028
Employee Benefits                                     1,485         1,469        1,436
Occupancy                                             1,190         1,123        1,100
Technology and Communications                         2,179         2,172        1,984
Professional Services                                 1,012         1,045          850
Amortization of Intangibles                             329           293          172
Restructuring Costs                                      23           887          192
Other Expense                                         2,728         2,562        2,398
                                                 -------------------------------------
           Total Noninterest Expense               $ 17,995       $16,953      $15,160
                                                 -------------------------------------
INCOME BEFORE INCOME TAX EXPENSE                   $ 11,489       $ 7,347      $ 8,064
Income Tax Expense                                    3,988         2,602        2,891
                                                 -------------------------------------
NET INCOME                                         $  7,501       $ 4,745      $ 5,173
                                                 -------------------------------------
NET INCOME APPLICABLE TO COMMON STOCK              $  7,395       $ 4,612      $ 4,955
                                                 -------------------------------------
NET INCOME PER COMMON SHARE:
      Basic                                        $   3.87       $  2.37      $  2.53
      Diluted                                          3.69          2.27         2.41
Average Common Shares Outstanding
      Basic                                         1,912.9       1,944.1      1,959.0
      Diluted                                       2,004.8       2,033.5      2,055.0
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